Exhibit 32.2

TRANSCANADA PIPELINES LIMITED

450 – 1st Street S.W.

Calgary, Alberta, Canada

T2P 5H1

CERTIFICATION OF CHIEF FINANCIAL OFFICER

REGARDING PERIODIC REPORT CONTAINING

FINANCIAL STATEMENTS

I, Russell K. Girling, the Chief Financial Officer of TransCanada PipeLines Limited (the “Company”), in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify, in connection with the Company’s Quarterly Report as filed on Form 6-K for the period ended June 30, 2005 with the Securities and Exchange Commission (the “Report”), that:

1.               the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.               the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/ s / Russell K. Girling
Russell K. Girling
Chief Financial Officer
August 2, 2005